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                                                                   EX.99.906CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Tocqueville Alexis Fund, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the The Tocqueville Alexis Fund for the period ended April 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Tocqueville Alexis Fund for the stated period.


/s/ Colin C. Ferenbach                    /s/ John P. Cassidy
--------------------------------------    --------------------------------------
Colin C. Ferenbach                        John P. Cassidy
President, The Tocqueville Alexis Fund    Treasurer, The Tocqueville Alexis Fund

Dated: 7/5/2005

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Tocqueville Alexis Fund for purposes of the Securities Exchange Act of 1934.